Exhibit 10.1

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of July 23, 2009 (this “Amendment”), modifies and waives certain provisions of that certain Credit Agreement, dated as of February 13, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among ALEXION PHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), each Lender from time to time party thereto (the “Lenders”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Lenders, and the L/C Issuer. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

RECITALS

WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that a certain Event of Default has occurred and is continuing solely as of the date hereof due to the Borrower’s failure to comply with Section 7.03(c)(i) of the Credit Agreement as a result of Investments by the Borrower in Alexion International Sarl in excess of the sum of permitted existing Investments of $80,000,000 set forth in Schedule 7.03(c) plus the additional permitted Investment of $5,000,000 pursuant to Section 7.03(c)(iii) of the Credit Agreement, (the “Specified Default”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive the Specified Default and agree to amend Schedule 7.03(c) and certain other provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to waive the Specified Default and to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

Section 1. Waiver. Subject to the satisfaction of all of the terms and conditions set forth herein, the undersigned Lenders and the Administrative Agent hereby waive the Specified Default prior to the Effective Date (as defined below). This waiver shall not impair any right or power accruing to any Lender or the Administrative Agent with respect to any other Default or Event of Default or any Default or Event of Default which occurs after the Effective Date. Nothing contained herein shall be deemed to imply any willingness of any Lender or the Administrative Agent to agree to, or otherwise prejudice any rights of any Lender or the Administrative Agent with respect to, any similar waiver that may be requested by the Borrower. Upon the occurrence of any Default or Event of Default (other than the Specified Default), the Lenders and the Administrative Agent may take any and all actions permitted to be taken by the Lenders and the Administrative Agent under the Credit Agreement, the other Loan Documents and applicable Law.

Section 2. Amendment to Credit Agreement. Schedule 7.03(c) (Existing Investments) of the Credit Agreement is hereby amended by deleting the amount “$80,000,000” in the first row of the table set forth in such Schedule and substituting the amount “$120,000,000” therefor.

Section 3. Amendment Fee. The Borrower hereby agrees to pay to the Administrative Agent, for the benefit of each Lender, a fee in the aggregate amount of $2,000 (the “Amendment Fee”).

Section 4. Condition Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a) Documentation. Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:

(i) a fully-executed and effective Amendment by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

(ii) such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b) No Default. On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

(c) Amendment Fee. Payment of the Amendment Fee for the account of each Lender shall have been made to the Administrative Agent.

Section 4. Representations and Warranties; Reaffirmation of Grant. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties of the Loan Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and (d) each of the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Collateral Documents. Each Loan Party that is a party to the Security Agreement or any of the Collateral Documents hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Obligations.

Section 5. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 6. Amendment as Loan Document. This Amendment constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an immediate Event of Default under the Credit Agreement if any Loan Party fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Amendment or if any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been untrue, false or misleading when made.

Section 7. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).

Section 9. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement, under any other Loan Document (except as expressly set forth herein) or under Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

Section 11. Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 11. Each of the Guarantors hereby further acknowledges that Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower: ALEXION PHARMACEUTICALS, INC.

By:	/s/ Vikas Sinha
Name: Title:	Vikas Sinha Senior Vice President and Chief Financial Officer

Administrative Agent: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Linda Alto
Name: Title:	Linda Alto SVP

Lenders: BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Linda Alto
Name: Title:	Linda Alto SVP

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof and (b) joins the foregoing Amendment for the sole purpose of consenting to and being bound by the provisions of Sections 4, 5, 6 and 11 thereof.

ALEXION DELAWARE HOLDING LLC By: Alexion Pharmaceuticals, Inc., its sole member

By:	/s/ Vikas Sinha
Name: Title:	Vikas Sinha Senior Vice President and Chief Financial Officer